                                                                    EXHIBIT 20.8


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




              Accounting Date:                                 November 30, 1998
                                                          ----------------------
              Determination Date:                               December 7, 1998
                                                          ----------------------
              Distribution Date:                               December 15, 1998
                                                          ----------------------
              Monthly Period Ending:                           November 30, 1998
                                                          ----------------------


              This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

              Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



       I.     Collection Account Summary

              Available Funds:
                           Payments Received                                                  $16,361,497.19
                           Liquidation Proceeds (excluding Purchase Amounts)                   $2,300,897.28
                           Current Monthly Advances                                              $213,105.68
                           Amount of withdrawal, if any, from the Spread Account                       $0.00
                           Monthly Advance Recoveries                                           ($265,316.78)
                           Purchase Amounts - Warranty and Administrative Receivables                  $0.00
                           Purchase Amounts - Liquidated Receivables                                   $0.00
                           Income from investment of funds in Trust Accounts                      $78,241.63
                                                                                         --------------------
              Total Available Funds                                                                                  $18,688,425.00
                                                                                                                ====================

              Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                           $0.00
                           Backup Servicer Fee                                                         $0.00
                           Basic Servicing Fee                                                   $355,087.04
                           Trustee and other fees                                                      $0.00
                           Class A-1 Interest Distributable Amount                                     $0.00
                           Class A-2 Interest Distributable Amount                                 $3,939.20
                           Class A-3 Interest Distributable Amount                               $688,906.67
                           Class A-4 Interest Distributable Amount                               $912,759.38
                           Class A-5 Interest Distributable Amount                               $471,296.67
                           Noteholders' Principal Distributable Amount                        $13,363,717.03
                           Certificate Holders Interest Distributable Amount                     $264,130.74
                           Certificate Holders Principal Distributable Amount                  $1,683,087.79
                           Amounts owing and not paid to Security Insurer under
                               Insurance Agreement                                                     $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                           Spread Account Deposit                                                $945,500.48
                                                                                         --------------------
              Total Amounts Payable on Distribution Date                                                             $18,688,425.00
                                                                                                                ====================



                                Page 1 (1997-A)

       II.    Available Funds

              Collected Funds (see V)
                                           Payments Received                                  $16,361,497.19
                                           Liquidation Proceeds (excluding
                                              Purchase Amounts)                                $2,300,897.28         $18,662,394.47
                                                                                           ------------------

              Purchase Amounts                                                                                                $0.00

              Monthly Advances
                                           Monthly Advances - current Monthly Period (net)       ($52,211.10)
                                           Monthly Advances - Outstanding Monthly Advances
                                              not otherwise reimbursed to the
                                              Servicer                                                 $0.00            ($52,211.10)
                                                                                           ------------------

              Income from investment of funds in Trust Accounts                                                          $78,241.63
                                                                                                                --------------------

              Available Funds                                                                                        $18,688,425.00
                                                                                                                ====================

       III.   Amounts Payable on Distribution Date

              (i)(a)     Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                          $0.00

              (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

              (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                      $0.00

              (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                         Servicer):
                                           Owner Trustee                                               $0.00
                                           Administrator                                               $0.00
                                           Indenture Trustee                                           $0.00
                                           Indenture Collateral Agent                                  $0.00
                                           Lockbox Bank                                                $0.00
                                           Custodian                                                   $0.00
                                           Backup Servicer                                             $0.00
                                           Collateral Agent                                            $0.00                  $0.00
                                                                                           ------------------

              (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                           $355,087.04

              (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

              (iii)(c)   Servicer reimbursements for mistaken deposits or postings
                         of checks returned for insufficient funds (not otherwise
                         reimbursed to Servicer)                                                                              $0.00

              (iv)       Class A-1 Interest Distributable Amount                                                              $0.00
                         Class A-2 Interest Distributable Amount                                                          $3,939.20
                         Class A-3 Interest Distributable Amount                                                        $688,906.67
                         Class A-4 Interest Distributable Amount                                                        $912,759.38
                         Class A-5 Interest Distributable Amount                                                        $471,296.67

              (v)        Noteholders' Principal Distributable Amount
                                           Payable to Class A-1 Noteholders                                                   $0.00
                                           Payable to Class A-2 Noteholders                                          $13,363,717.03
                                           Payable to Class A-3 Noteholders                                                   $0.00
                                           Payable to Class A-4 Noteholders                                                   $0.00
                                           Payable to Class A-5 Noteholders                                                   $0.00

              (vi)       Certificate Holders Interest Distributable Amount                                              $264,130.74

              (vii)      Unpaid principal balance of the Class A-1 Notes after
                         deposit to the Note Distribution Account of any funds
                         in the Class A-1 Holdback Subaccount (applies only on
                         the Class A-1 Final Scheduled Distribution Date)                                                     $0.00

              (viii)     Certificate Principal Distributable Amount                                                   $1,683,087.79

              (ix)       Amounts owing and not paid to Security Insurer under Insurance
                         Agreement                                                                                            $0.00
                                                                                                                --------------------

                         Total amounts payable on Distribution Date                                                  $17,742,924.52
                                                                                                                ====================



                                Page 2 (1997-A)

       IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
              withdrawal from Reserve Account; Deficiency Claim Amount;
              Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

              Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total amounts
                         payable (or amount of such excess up to the Spread Account Maximum Amount)                     $945,500.48

              Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds
                         (excluding amounts payable under item (vii) of Section III)                                          $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the
                         Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                         (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                         of Subsequent Receivables)                                                                           $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                         Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                               $0.00

              Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
              Date:

                         Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                         of Section III                                                                                       $0.00

                         Amount available in the Class A-1 Holdback Subaccount                                                $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                         of Section III) shall be withdrawn by the Indenture Trustee from the Class
                         A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                 $0.00

              Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                         Available Funds                                                                                      $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                         III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

              Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                         Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                         Amount, the Class A-4 Prepayment Amount, and the Class A-5 Prepayment Amount
                         over (b) the amount on deposit in the Pre-Funding Account                                            $0.00

              Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                         Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                         and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                         Holdback Subaccount.                                                                                 $0.00

              (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
              Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
              Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
              the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
              or the Class A-1 Maturity Shortfall.)



                                Page 3 (1997-A)

V.     Collected Funds

       Payments Received:
                        Supplemental Servicing Fees                                                    $0.00
                        Amount allocable to interest                                           $5,294,297.34
                        Amount allocable to principal                                         $11,067,199.85
                        Amount allocable to Insurance Add-On Amounts                                   $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                                  $0.00
                                                                                         --------------------

       Total Payments Received                                                                                       $16,361,497.19

       Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables           $2,383,955.75

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated
                           Receivables                                                           ($83,058.47)
                                                                                         --------------------

       Net Liquidation Proceeds                                                                                       $2,300,897.28

       Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                    $0.00
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                                  $0.00
                        Amount allocable to Insurance Add-On Amounts                                   $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00                  $0.00
                                                                                         --------------------   --------------------

       Total Collected Funds                                                                                         $18,662,394.47
                                                                                                                ====================

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                                $0.00
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                                  $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00

       Purchase Amounts - Administrative Receivables                                                                          $0.00
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                                  $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00
                                                                                         --------------------

       Total Purchase Amounts                                                                                                 $0.00
                                                                                                                ====================

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                     $521,036.98

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                    ($265,316.78)
                        Liquidation Proceeds                                                      $0.00
                        Purchase Amounts - Warranty Receivables                                   $0.00
                        Purchase Amounts - Administrative Receivables                             $0.00
                                                                                         --------------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($265,316.78)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($265,316.78)

       Remaining Outstanding Monthly Advances                                                                           $255,720.20

       Monthly Advances - current Monthly Period                                                                        $213,105.68
                                                                                                                --------------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                       $468,825.88
                                                                                                                ====================



                                Page 4 (1997-A)

VIII.  Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                               $11,067,199.85
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                            $3,979,604.97
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                --------------------

              Principal Distribution Amount                                                                          $15,046,804.82
                                                                                                                ====================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

              Multiplied by the Class A-1 Interest Rate                                                 5.500%

              Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 25/360                                                         0.08611111                 $0.00
                                                                                         ---------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                ====================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)                 $771,762.37

              Multiplied by the Class A-2 Interest Rate                                                 6.125%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333             $3,939.20
                                                                                         ---------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

              Class A-2 Interest Distributable Amount                                                                     $3,939.20
                                                                                                                ====================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)             $129,170,000.00

              Multiplied by the Class A-3 Interest Rate                                                 6.400%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $688,906.67
                                                                                         ---------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

              Class A-3 Interest Distributable Amount                                                                   $688,906.67
                                                                                                                ====================

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-4 Noteholders on such Distribution Date)             $165,330,000.00

              Multiplied by the Class A-4 Interest Rate                                                 6.625%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $912,759.38
                                                                                         ---------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

              Class A-4 Interest Distributable Amount                                                                   $912,759.38
                                                                                                                ====================



                                Page 5 (1997-A)

       F. Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-5 Noteholders on such Distribution Date)              $83,170,000.00

              Multiplied by the Class A-5 Interest Rate                                                 6.800%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $471,296.67
                                                                                          --------------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                --------------------

              Class A-5 Interest Distributable Amount                                                                   $471,296.67
                                                                                                                ====================


       H. Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                   $0.00
              Class A-2 Interest Distributable Amount                                               $3,939.20
              Class A-3 Interest Distributable Amount                                             $688,906.67
              Class A-4 Interest Distributable Amount                                             $912,759.38
              Class A-5 Interest Distributable Amount                                             $471,296.67

              Noteholders' Interest Distributable Amount                                                              $2,076,901.91
                                                                                                                ====================

       I. Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                    $15,046,804.82

              Multiplied by Noteholders' Percentage ((i) for each
                 Distribution Date before the principal balance of the
                 Class A-1 Notes is reduced to zero, 100%, (ii) for the
                 Distribution Date on which the principal balance of the
                 Class A-1 Notes is reduced to zero, 100% until the
                 principal balance of the Class A-1 Notes is reduced to
                 zero and with respect to any remaining portion of the
                 Principal Distribution Amount, the initial principal
                 balance of the Class A-2 Notes over the Aggregate
                 Principal Balance (plus any funds remaining on deposit in
                 the Pre-Funding Account) as of the Accounting Date for
                 the preceding Distribution Date minus that portion of the
                 Principal Distribution Amount applied to retire the Class
                 A-1 Notes and (iii) for each Distribution Date
                 thereafter, outstanding principal balance of the Class
                 A-2 Notes on the Determination Date over the Aggregate
                 Principal Balance (plus any funds remaining on deposit in the
                 Pre-Funding Account) as of the Accounting Date for the
                 preceding Distribution Date)                                                           88.81%       $13,363,717.03
                                                                                          --------------------

              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                --------------------

              Noteholders' Principal Distributable Amount                                                            $13,363,717.03
                                                                                                                ====================

       J. Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount
              payable to Class A-1 Notes (equal to entire Noteholders'
              Principal Distributable Amount until the principal balance
              of the Class A-1 Notes is reduced to zero)                                                                      $0.00
                                                                                                                ====================

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-2 Notes (no portion of the Noteholders' Principal
              Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
              thereafter, equal to the entire Noteholders' Principal Distributable Amount)                           $13,363,717.03
                                                                                                                ====================



                                Page 6 (1997-A)

       K. Calculation of Certificate Holders Interest Distributable Amount

              Certificate Holders Monthly Interest Distributable Amount:

              Certificate Balance (as of the close of business
                 on the preceding Distribution Date)                                           $47,662,690.48

              Multiplied by the Certificate Pass-Through Rate                                           6.650%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $264,130.74
                                                                                          --------------------

              Plus any unpaid Certificate Interest Carryover Shortfall                                                        $0.00
                                                                                                                 -------------------

              Certificate Holders Interest Distributable Amount                                                         $264,130.74
                                                                                                                 ===================

       L. Calculation of Certificate Principal Distributable Amount:

              Certificate Holders Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                    $15,046,804.82

              Multiplied by Certificateholders' Percentage ((i) for each
                 Distribution Date before the principal balance of the
                 Class A-1 Notes is reduced to zero, 0%, (ii) for the
                 Distribution Date on which the principal balance of the
                 Class A-1 Notes is reduced to zero, 0% until the
                 principal balance of the Class A-1 Notes is reduced to
                 zero and with respect to any remaining portion of the
                 Principal Distribution Amount, 100% minus the
                 Noteholders' Percentage (computed after giving effect to
                 the retirement of the Class A-1 Notes) and (iii) for each
                 Distribution Date thereafter, 100% minus Noteholders' Percentage)
                                                                                                        11.19%        $1,683,087.79
                                                                                          --------------------

              Unpaid Certificate Holders Principal Carryover Shortfall                                                        $0.00
                                                                                                                 -------------------

              Certificate Holders Principal Distributable Amount                                                      $1,683,087.79
                                                                                                                 ===================

       IX.    Pre-Funding Account

              A. Withdrawals from Pre-Funding Account:

              Amount on deposit in the Pre-Funding Account as of the preceding
                 Distribution Date or, in the case of the first Distribution
                 Date, as of the Closing Date                                                                                 $0.00


                                                                                                                 -------------------
                                                                                                                              $0.00
                                                                                                                 ===================

              Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
                 occurring on a Subsequent Transfer Date (an amount equal
                 to (a) $0 (the aggregate Principal Balance of Subsequent
                 Receivables transferred to the Trust) plus (b) $0 (an
                 amount equal to $0 multiplied by (A) one less (B)((i) the
                 Pre-Funded Amount after giving effect to transfer of
                 Subsequent Receivables over (ii) $0))                                                                        $0.00

              Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the
                 case the amount on deposit in the Pre-Funding Account has been
                 Pre-Funding Account has been reduced to $100,000 or less as of
                 the Distribution Date (see B below)                                                                          $0.00
                                                                                                                 -------------------

              Amount remaining on deposit in the Pre-Funding Account after
                 Distribution Date
                           Pre-Funded Amount                                                            $0.00

                                                                                          --------------------
                                                                                                                              $0.00
                                                                                                                ====================



                                Page 7 (1997-A)

       IX.    Pre-Funding Account (cont.)

              B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

              Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
                 Distribution Date on or immediately preceding the end of
                 the Funding Period (May 1997 Distribution Date) or the
                 Pre-Funded Amount being reduced to $100,000 or less on any Distribution Date                                 $0.00

              Class A-1 Prepayment Amount (equal to the Class A-1
                 Noteholders' pro rata share (based on the respective
                 current outstanding principal balance of each class of
                 Notes and the current Certificate Balance) of the
                 Pre-Funded Amount as of the Distribution Date)                                                               $0.00

              Class A-2 Prepayment Amount (equal to the Class A-2
                 Noteholders' pro rata share (based on the respective
                 current outstanding principal balance of each class of
                 Notes and the current Certificate Balance) of the
                 Pre-Funded Amount as of the Distribution Date)                                                               $0.00

              Class A-3 Prepayment Amount (equal to the Class A-3
                 Noteholders' pro rata share (based on the respective
                 current outstanding principal balance of each class of
                 Notes and the current Certificate Balance) of the
                 Pre-Funded Amount as of the Distribution Date)                                                               $0.00

              Class A-4 Prepayment Amount (equal to the Class A-4
                 Noteholders' pro rata share (based on the respective
                 current outstanding principal balance of each class of
                 Notes and the current Certificate Balance) of the
                 Pre-Funded Amount as of the Distribution Date)                                                               $0.00

              Class A-5 Prepayment Amount (equal to the Class A-5
                 Noteholders' pro rata share (based on the respective
                 current outstanding principal balance of each class of
                 Notes and the current Certificate Balance) of the
                 Pre-Funded Amount as of the Distribution Date)                                                               $0.00

              Certificate Prepayment Amount (equal to the
                 Certificateholders' pro rata share (based on the
                 respective current outstanding principal balance of each
                 class of Notes and the current Certificate Balance) of
                 the Pre-Funded Amount as of the Distribution Date)                                                           $0.00

              C. Prepayment Premiums:

              Class A-1 Prepayment Premium                                                                                    $0.00
              Class A-2 Prepayment Premium                                                                                    $0.00
              Class A-3 Prepayment Premium                                                                                    $0.00
              Class A-4 Prepayment Premium                                                                                    $0.00
              Class A-5 Prepayment Premium                                                                                    $0.00

              Certificate Prepayment Premium                                                                                  $0.00



                                Page 8 (1997-A)

       X.     Reserve Account

              Requisite Reserve Amount:

              Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
                 Class A-4 Notes, Class A-5 Notes, and Certificates:

                            Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                            Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                            Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding
                            Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the May 1997
                            Distribution Date))                                                                               $0.00

                            Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
                            Amount on such Distribution Date) and (z) 0 (the number of days until
                            the April 1997 Distribution Date)                                                                ($0.00)
                                                                                                                        ------------


              Requisite Reserve Amount                                                                                       ($0.00)
                                                                                                                        ============

              Amount on deposit in the Reserve Account (other than the Class A-1
                 Holdback Subaccount) as of the preceding Distribution Date or,
                 in the case of the first Distribution Date, as of the Closing Date                                           $0.00

              Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) (which excess is to be deposited by the
                 Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
                 Subsequent Receivables)                                                                                      $0.00

              Less: the excess, if any, of the amount on deposit in the Reserve
                 Account (other than the Class A-1 Holdback Subaccount) over the
                 Requisite Reserve Amount (and amount withdrawn from the Reserve
                 Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
                 Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect
                 of transfers of Subsequent Receivables)                                                                     ($0.00)

              Less: withdrawals from the Reserve Account (other than the Class A-1
                 Holdback Subaccount) to cover the excess, if any, of total amount
                 payable over Available Funds (see IV above)                                                                  $0.00
                                                                                                                        ------------

              Amount remaining on deposit in the Reserve Account (other than the
                 Class A-1 Holdback Subaccount) after the Distribution Date                                                  ($0.00)
                                                                                                                        ============

       XI.    Class A-1 Holdback Subaccount:

              Class A-1 Holdback Amount:

              Class A-1 Holdback Amount as of preceding Distribution Date or the
                 Closing Date, as applicable,                                                                                 $0.00

              Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
                 (the Original Pool Balance after giving effect to the transfer of
                 Subsequent Receivables on the Distribution Date or on a Subsequent
                 Transfer Date preceding the Distribution Date))                                                              $0.00

              Less withdrawal, if any, of amount from the Class A-1 Holdback
                 Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                            $0.00

              Less withdrawal, if any, of amount remaining in the Class A-1
                 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
                 after giving effect to any payment out of the Class A-1 Holdback
                 Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the
                 General Partners)                                                                                            $0.00
                                                                                                                        ------------

              Class A-1 Holdback Subaccount immediately following the Distribution Date                                       $0.00
                                                                                                                        ============



                                Page 9 (1997-A)

       XII.   Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of the
                Monthly Period                                               $426,104,452.85
              Multiplied by Basic Servicing Fee Rate                                    1.00%
              Multiplied by Months per year                                         0.083333%
                                                                        ---------------------

              Basic Servicing Fee                                                                  $355,087.04

              Less: Backup Servicer Fees (annual rate of 1 bp)                                           $0.00

              Supplemental Servicing Fees                                                                $0.00
                                                                                              -----------------

              Total of Basic Servicing Fees and Supplemental Servicing
                Fees                                                                                                    $355,087.04
                                                                                                               =====================

       XIII.  Information for Preparation of Statements to Noteholders

              a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                          Class A-1 Notes                                                                     $0.00
                                          Class A-2 Notes                                                               $771,762.37
                                          Class A-3 Notes                                                           $129,170,000.00
                                          Class A-4 Notes                                                           $165,330,000.00
                                          Class A-5 Notes                                                            $83,170,000.00

              b. Amount distributed to Noteholders allocable to principal
                                          Class A-1 Notes                                                                     $0.00
                                          Class A-2 Notes                                                               $771,762.37
                                          Class A-3 Notes                                                            $12,591,954.66
                                          Class A-4 Notes                                                                     $0.00
                                          Class A-5 Notes                                                                     $0.00

              c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                          Class A-1 Notes                                                                     $0.00
                                          Class A-2 Notes                                                                     $0.00
                                          Class A-3 Notes                                                           $116,578,045.34
                                          Class A-4 Notes                                                           $165,330,000.00
                                          Class A-5 Notes                                                            $83,170,000.00

              d. Interest distributed to Noteholders
                                          Class A-1 Notes                                                                     $0.00
                                          Class A-2 Notes                                                                 $3,939.20
                                          Class A-3 Notes                                                               $688,906.67
                                          Class A-4 Notes                                                               $912,759.38
                                          Class A-5 Notes                                                               $471,296.67

              e. Remaining Certificate Balance                                                                       $45,979,602.69

              f. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 7.  Certificate Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                 8.  Certificate Principal Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00



                                Page 10 (1997-A)

       XIV.   Information for Preparation of Statements to Noteholders (continued)

              g.         Amount distributed payable out of amounts withdrawn from
                            or pursuant to:
                         1.  Reserve Account                                                       $0.00
                         2.  Class A-1 Holdback Subaccount                                         $0.00
                         3.  Claim on the Note Policy                                              $0.00

              h.         Remaining Pre-Funded Amount                                                                          $0.00

              i.         Remaining Reserve Amount                                                                            ($0.00)

              j.         Amount on deposit on Class A-1 Holdback Subaccount                                                   $0.00

              k.         Prepayment amounts
                                          Class A-1 Prepayment Amount                                                         $0.00
                                          Class A-2 Prepayment Amount                                                         $0.00
                                          Class A-3 Prepayment Amount                                                         $0.00
                                          Class A-4 Prepayment Amount                                                         $0.00
                                          Class A-5 Prepayment Amount                                                         $0.00

              l.         Prepayment Premiums
                                          Class A-1 Prepayment Premium                                                        $0.00
                                          Class A-2 Prepayment Premium                                                        $0.00
                                          Class A-3 Prepayment Premium                                                        $0.00
                                          Class A-4 Prepayment Premium                                                        $0.00
                                          Class A-5 Prepayment Premium                                                        $0.00

              m.         Total of Basic Servicing Fee, Supplemental Servicing
                            Fees and other fees, if any, paid by the Trustee
                            on behalf of the Trust                                                                      $355,087.04

              n.         Note Pool Factors (after giving effect to distributions
                            on the Distribution Date)
                                          Class A-1 Notes                                                                0.00000000
                                          Class A-2 Notes                                                                0.00000000
                                          Class A-3 Notes                                                                0.90251642
                                          Class A-4 Notes                                                                1.00000000
                                          Class A-5 Notes                                                                1.00000000

       XV.    Information for Preparation of Statements to Certificateholders
              a.         Aggregate Certificate Balance as of first day of
                            Monthly Period                                                                           $47,662,690.48

              b.         Amount distributed to Certificateholders allocable to
                            principal                                                                                 $1,683,087.79

              c.         Aggregate  Certificate Balance (after giving effect to
                            distributions on the Distribution Date)                                                  $45,979,602.69

              d.         Interest distributed to  Certificateholders                                                    $264,130.74

              e.         Remaining  Certificate Balance                                                              $45,979,602.69

              f.         Aggregate principal balance of the Notes (after giving
                            effect to distributions on the Distribution Date)
                                          Class A-1 Notes                                                                     $0.00
                                          Class A-2 Notes                                                                     $0.00
                                          Class A-3 Notes                                                           $116,578,045.34
                                          Class A-4 Notes                                                           $165,330,000.00
                                          Class A-5 Notes                                                            $83,170,000.00

              g.         1.  Class A-1 Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         2.  Class A-2 Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         3.  Class A-3 Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         4.  Class A-4 Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         5.  Class A-5 Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         7.  Certificate Interest Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00
                         8.  Certificate Principal Carryover Shortfall, if any,
                             (and change in amount from preceding statement)                                                  $0.00

              h.         Amount distributed payable out of amounts withdrawn
                            from or pursuant to:
                         1.  Reserve Account                                                       $0.00
                         2.  Spread Account                                                        $0.00
                         3.  Claim on the Certificate Policy                                       $0.00

              i.         Remaining Pre-Funded Amount                                                                          $0.00

              j.         Remaining Reserve Amount                                                                            ($0.00)

              k.         Certificate Prepayment Amount                                                                        $0.00

              l.         Certificate Prepayment Premium                                                                       $0.00

              m.         Total of Basic Servicing Fee, Supplemental Servicing
                            Fees and other fees, if any, paid by the Trustee
                            on behalf of the Trust                                                                      $355,087.04

              n.         Certificate Pool Factor (after giving effect to
                         distributions on the Distribution Date)                                                         0.59328520



                                Page 11 (1997-A)

       XVI.   Pool Balance and Aggregate Principal Balance

                           Original Pool Balance at beginning of Monthly Period                                     $774,999,994.84
                           Subsequent Receivables                                                                             $0.00
                                                                                                               ---------------------
                           Original Pool Balance at end of Monthly Period                                           $774,999,994.84
                                                                                                               =====================

                           Aggregate Principal Balance as of preceding Accounting Date                               426,104,452.85
                           Aggregate Principal Balance as of current Accounting Date                                $411,057,648.03


              Monthly Period Liquidated Receivables                                        Monthly Period Administrative Receivables
                                 Loan #                          Amount                              Loan #                Amount
                                 ------                          ------                              ------                ------
                     see attached listing                     3,979,604.97             see attached listing                      --
                                                                     $0.00                                                    $0.00
                                                                     $0.00                                                    $0.00
                                                                     $0.00                                                    $0.00
                                                        -------------------                                              -----------
                                                             $3,979,604.97                                                    $0.00
                                                        ===================                                              ===========

       XVIII. Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
                 Receivables delinquent more than 30 days with respect to all
                 or any portion of a Scheduled Payment as of the Accounting Date         25,410,418.93

              Aggregate Principal Balance as of the Accounting Date                    $411,057,648.03
                                                                                  ---------------------

              Delinquency Ratio                                                                                          6.18171662%
                                                                                                                         -----------

              IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                           -------------------------------------

                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING NOVEMBER 30, 1998


I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                  $775,000,000.00

                     AGE OF POOL (IN MONTHS)                                          21

II.    Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all
          or any portion of a Scheduled Payment as of the Accounting Date                     $25,410,418.93

       Aggregate Principal Balance as of the Accounting Date                                 $411,057,648.03
                                                                                        ---------------------

       Delinquency Ratio                                                                                                 6.18171662%
                                                                                                                 ===================


III.   Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                             6.18171662%

       Delinquency ratio - preceding Determination Date                                           6.36125415%

       Delinquency ratio - second preceding Determination Date                                    6.34388063%
                                                                                        ---------------------


       Average Delinquency Ratio                                                                                         6.29561713%
                                                                                                                 ===================


IV.    Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                            $76,493,654.57

       Add:         Sum of Principal Balances (as of the Accounting
                       Date) of Receivables that became Liquidated
                       Receivables during the Monthly Period or that
                       became Purchased Receivables during Monthly Period
                       (if delinquent more than 30 days with respect to
                       any portion of a Scheduled Payment at time of purchase)                                        $3,979,604.97
                                                                                                                 -------------------

       Cumulative balance of defaults as of the current Accounting Date                                              $80,473,259.54

       Add:         Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                                 5,317,262.20

                                      Percentage of 90+ day delinquencies
                                         applied to defaults                                          100.00%         $5,317,262.20
                                                                                        ---------------------    -------------------

       Cumulative balance of defaults and 90+ day delinquencies as of
          the current Accounting Date                                                                                $85,790,521.74
                                                                                                                 ===================




V.     Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                       11.0697447%

       Cumulative Default Rate - preceding Determination Date                                     10.5439911%

       Cumulative Default Rate - second preceding Determination Date                               9.9550388%



                                 Page 1 (1997-A)

       VI.    Net Loss Rate

              Cumulative net losses as of the preceding Accounting Date                                              $35,919,456.78

              Add:      Aggregate of Principal Balances as of the
                           Accounting Date (plus accrued and unpaid interest
                           thereon to the end of the Monthly Period) of all
                           Receivables that became Liquidated Receivables or
                           that became Purchased Receivables and that were
                           delinquent more than 30 days with respect to any
                           portion of a Scheduled Payment as of the
                           Accounting Date                                                 $3,979,604.97
                                                                                     --------------------

                        Liquidation Proceeds received by the Trust                        ($2,300,897.28)             $1,678,707.69
                                                                                     --------------------       --------------------

              Cumulative net losses as of the current Accounting Date                                                $37,598,164.47

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                        $5,317,262.20

                                          Percentage of 90+ day delinquencies
                                             applied to losses                                     40.00%             $2,126,904.88
                                                                                     --------------------       --------------------

              Cumulative net losses and 90+ day delinquencies as of the current
                 Accounting Date                                                                                     $39,725,069.35
                                                                                                                ====================




       VII.   Cumulative Net Loss Rate as a % of Original Principal Balance

              Cumulative Net Loss Rate - current Determination Date                                                       5.1258154%

              Cumulative Net Loss Rate - preceding Determination Date                                                     4.9043055%

              Cumulative Net Loss Rate - second preceding Determination Date                                              4.6405540%


       VIII.  Classic/Premier Loan Detail

                                                                         Classic                 Premier                 Total
                                                                         -------                 -------                 -----
              Aggregate Loan Balance, Beginning                      $216,218,638.80         $209,885,814.05        $426,104,452.85
                 Subsequent deliveries of Receivables                           0.00                    0.00                   0.00
                 Prepayments                                           (1,680,404.41)          (2,201,732.97)         (3,882,137.38)
                 Normal loan payments                                  (3,335,994.05)          (3,849,068.42)         (7,185,062.47)
                 Defaulted Receivables                                 (2,242,052.64)          (1,737,552.33)         (3,979,604.97)
                 Administrative and Warranty Receivables                        0.00                    0.00                   0.00
                                                                ---------------------   ---------------------  ---------------------
              Aggregate Loan Balance, Ending                         $208,960,187.70         $202,097,460.33        $411,057,648.03
                                                                =====================   =====================  =====================
              Delinquencies                                            16,193,242.21            9,217,176.72         $25,410,418.93
              Recoveries                                               $1,250,838.13           $1,050,059.15          $2,300,897.28
              Net Losses                                                  991,214.51              687,493.18          $1,678,707.69


       VIII.  Other Information Provided to FSA

              A. Credit Enhancement Fee information:

                 Aggregate Principal Balance as of the Accounting Date                       $411,057,648.03
                 Multiplied by:  Credit Enhancement Fee  (19 bp's) * (30/360)                         0.0158%
                                                                                        ---------------------
                                    Amount due for current period                                                        $65,084.13
                                                                                                                 ===================


              B. Dollar amount of loans that prepaid during the Monthly Period                                        $3,882,137.38
                                                                                                                 ===================

                 Percentage of loans that prepaid during the Monthly Period                                             0.94442651%
                                                                                                                 ===================



                                 Page 2 (1997-A)

              Spread Account Information                                                            $                        %

              Beginning Balance                                                              $20,827,311.70              5.06676175%

              Deposit to the Spread Account                                                     $945,500.48              0.23001652%
              Spread Account Additional Deposit                                                       $0.00              0.00000000%
              Withdrawal from the Spread Account                                                ($93,765.26)            -0.02281073%
              Disbursements of Excess                                                        ($2,009,423.26)            -0.48884220%
              Interest earnings on Spread Account                                               $104,411.70              0.02540074%
                                                                                        --------------------       -----------------

              Sub-Total                                                                      $19,774,035.36              4.81052608%
              Spread Account Recourse Reduction Amount                                        $9,000,000.00              2.18947392%
                                                                                        --------------------       -----------------
              Ending Balance                                                                 $28,774,035.36              7.00000000%
                                                                                        ====================       =================


              Specified Balance pursuant to Section 3.03 of the
                   Spread Account Agreement among Olympic Financial Ltd.,
                   Olympic Receivables Finance Corp., Financial Security
                   Assurance Inc. and Norwest Bank Minnesota, National Association           $28,774,035.36              7.00000000%
                                                                                        ====================       =================



       X.     Trigger Events
              Cumulative Loss and Default Triggers as of March 3, 1997

                                      Loss                          Default                  Loss Event           Default Event
       Month                       Performance                    Performance                of Default            of Default
       -----------------------------------------------------------------------------------------------------------------------------
             3                        0.85%                          2.04%                      1.06%                  2.56%
             6                        1.70%                          4.08%                      2.12%                  5.10%
             9                        2.46%                          5.91%                      3.07%                  7.39%
             12                       3.14%                          7.55%                      3.92%                  9.44%
             15                       4.04%                          9.72%                      5.05%                 12.16%
             18                       4.86%                         11.70%                      6.07%                 14.63%
             21                       5.58%                         13.42%                      6.97%                 16.78%
             24                       6.20%                         14.92%                      7.75%                 18.66%
             27                       6.52%                         15.70%                      8.15%                 19.63%
             30                       6.79%                         16.33%                      8.48%                 20.43%
             33                       7.02%                         16.89%                      8.77%                 21.11%
             36                       7.21%                         17.36%                      9.02%                 21.71%
             39                       7.31%                         17.59%                      9.13%                 21.99%
             42                       7.38%                         17.77%                      9.23%                 22.21%
             45                       7.44%                         17.92%                      9.30%                 22.40%
             48                       7.50%                         18.04%                      9.37%                 22.56%
             51                       7.54%                         18.14%                      9.42%                 22.69%
             54                       7.57%                         18.23%                      9.46%                 22.79%
             57                       7.60%                         18.29%                      9.50%                 22.87%
             60                       7.62%                         18.34%                      9.52%                 22.93%
             63                       7.63%                         18.37%                      9.54%                 22.97%
             66                       7.64%                         18.39%                      9.55%                 23.00%
             69                       7.65%                         18.40%                      9.56%                 23.01%
             72                       7.65%                         18.41%                      9.56%                 23.02%
       -----------------------------------------------------------------------------------------------------------------------------


              Average Delinquency Ratio equal to or greater than 7.33%                                  Yes________      No____X____

              Cumulative Default Rate (see above table)                                                 Yes________      No____X____

              Cumulative Net Loss Rate (see above table)                                                Yes________      No____X____

              Trigger Event that occurred as of a prior Determination Date
                 is Deemed Cured as of current Determination Date                                       Yes________      No____X____

       XI.    Insurance Agreement Events of Default

              To the knowledge of the Servicer, an Insurance Agreement
                 Event of Default has occurred                                                          Yes________      No____X____

              To the knowledge of the Servicer, a Capture Event has occurred and be continuing          Yes________      No____X____

              To the knowledge of the Servicer, a prior Capture Event has been cured by
                 a permanent waiver                                                                     Yes________      No____X____

                     IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                           -------------------------------------

                                        Name: Scott R. Fjellman
                                             -----------------------------------

                                        Title: Vice President / Securitization
                                              ----------------------------------



                                 Page 3 (1997-A)